SCUDDER
INVESTMENTS

Scudder Tax-Free Income Funds I

Scudder California Tax-Free Income Fund
Scudder New York Tax-Free Income Fund

Supplement to Prospectus Dated January 1, 2002 for Class S Shares

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The following information replaces the second paragraph in "The Fund's Main
Investment Strategy" section of the prospectus on page 4 for Scudder California Tax-Free Income Fund:

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and California State income tax.

The following information replaces the second paragraph in the "The Fund's Main Investment Strategy" section of the prospectus on page 9 for Scudder New York Tax-Free Income Fund:

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and New York State income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City income taxes.

The following information amends the second sentence of the first bullet on page 14 of the prospectus under "Other Policies and Risks":

o However, the policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities exempt from federal and state income tax for each fund cannot be changed without shareholder approval.






July 31, 2002